MASTERCARD INCORPORATED

D E F E R R A L P L A N
As Amended and Restated June 15, 2017 Effective For Account Balances Established After December 31, 2004

M&C 984246.1/B&M 8007642.1

FOREWORD
Effective as of September 30, 1998, Mastercard Incorporated adopted the Mastercard Incorporated Deferral Plan (the “Plan”) for the benefit of non-employee members of its Board of Directors, and a select group of management or highly compensated employees. Amendments to comply with section 409A of the Code, and to reflect transitional relief permitted to Participants, were made in June 2007 by means of an amended and restated Plan effective for balances established after December 31, 2004. Further clarifying amendments to assure compliance with section 409A of the Code were made in December 2008. The Plan was operated in good faith compliance with section 409A of the Code before the Plan document was amended to conform with section 409A, consistent with the election and distribution rules set forth in the amended and restated Plan. The Plan is intended to be an unfunded plan of deferred compensation. The purpose of the Plan is to permit the Directors and a select group of management or highly compensated employees within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, to defer, pursuant to the provisions of the Plan, a portion of certain items of income otherwise payable to them.

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Article 1
DEFINITIONS
1.1“Administrative Committee” means the individual or committee that has responsibility for eligibility to participate determinations under Section 2.1, review of denial of Participant claims under Section 4.2, and such other matters delegated by the Benefits Committee, as more fully described in Article 5.
1.2“Additional Deferral Election” means the election by a Participant under Section 3.4(b) to further defer distribution from his or her Deferred Account.
1.3“Affiliated Employer” means all persons with whom the Company would be considered a single employer under section 414(b) or section 414(c) of the Code, except that, for purposes of determining whether there is a controlled group or common control, the language “at least 50 percent” is used instead of “at least 80 percent.”
1.4“Benefits Committee” means the committee that has general oversight of the Deferral Plan, including the power to appoint the members of the Administrative Committee, the Investment Committee, and the Plan Administrator, as set forth more fully in Article 5.
1.5“Board” means the Board of Directors of the Company.
1.6“Change in Control” means any of the following events:
(a)The acquisition by any individual entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Company representing more than 30 percent of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that for purposes of this subsection (a) the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, and (iii) an acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c); or
(b)A change in the composition of the Board as of any date (the “Incumbent Board”) that causes less than a majority of the directors of the Company then in office to be members of the Incumbent Board, provided, however, that any individual becoming a director subsequent to a date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or
(c)Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the

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Company or the purchase of assets or stock of another entity (“A Business Combination”), in each case, unless immediately following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50 percent of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all of substantially all of the Company’s assets directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, (ii) no person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) will beneficially own, directly or indirectly, more than a majority of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership of the Company existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination will have been members of the Incumbent Board at the time of the initial agreement, or action of the Board, providing for such Business Combination; or
(d)Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
In the event any Deferred Account becomes payable upon a Change in Control, or at a different time or in a different form upon Termination from Service in connection with a Change in Control, then upon Termination from Service not in connection with a Change in Control, or where a section 409A definition of Change in Control is otherwise required, the above definition will include only events that qualify as a change in the ownership or effective control of the Company or as a change in the ownership of a substantial portion of the assets of the Company pursuant to section 409A(a)(2)(v) of the Code.

1.7“Change-of-Form Election” means the election by a Participant under Section 3.4(a) to change the Form of Distribution with respect to the portion of his or her Deferred Account with the same Deferral Period.
1.8“Change-of-Investment Return Election” means the election by a Participant under Section 3.5(b) to change the Investment Return Option to apply to the Participant’s Deferred Account.
1.9“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, along with related rules, regulations, and interpretations.
1.10“Committee” means the Benefits Committee, Administrative Committee, Investment Committee, or Plan Administrator, as the context indicates.
1.11“Company” means Mastercard Incorporated and includes any successor or assignee corporation.

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1.12 “Deferral Election” means that separate notice, provided in a form prescribed by the Plan Administrator that indicates a Participant’s Deferred Salary Election, Deferred Variable Compensation Election, and/or Deferred Director Compensation Election.
1.13“Deferral Period” means the period of time over which a Participant elects, or is mandated by the Plan or an amendment thereto, to defer receipt of Salary, Variable Compensation, or Director Compensation pursuant to Section 3.1(e) and 3.2(e).
1.14“Deferral Period Election” means the election by a Participant under Section 3.1(e) or 3.2(e) of the Deferral Period to apply to the Participant’s Deferral Election.
1.15“Deferred Account” means the bookkeeping entry established on behalf of a Participant with respect to Deferral Elections and any Non-Elective Deferrals under this Plan, together with any adjustments for earnings and losses and any payments. For purposes herein, Deferred Accounts shall also include any separate subaccounts that may be established under a Participant’s Deferred Account to the extent necessary for the administration of the Plan.
1.16“Deferred Director Compensation Election” means the election by a Director under Section 3.1 to defer until a later year receipt of some or all of his or her Director Compensation.
1.17“Deferred Salary Election” means the election by an Executive under Section 3.2 to defer until a later year receipt of some of his or her Salary.
1.18“Deferred Variable Compensation Election” means the election by an Executive under Section 3.2 to defer until a later year receipt of some or all of his or her Variable Compensation.
1.19“Director” means a non-employee member of the Board.
1.20“Director Compensation” means the amount of a Director’s compensation for being a member of the Board or a member of a committee thereof, or for being the chairman of the Board or any committee thereof that the Plan Administrator in a timely manner determines is eligible for deferral under this Plan.
1.21“Effective Date” means the effective date of the Plan set forth in Section 6.4.
1.22“Employer” means the Company or any Affiliated Employer that adopts the Plan with the approval of the Plan Administrator.
1.23“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
1.24“Executive” means an employee of an Employer who meets the criteria for eligibility to participate in the Plan that are set by the Administrative Committee for a particular period.
1.25“Form of Distribution” means the term and frequency over which distributions from a Participant’s Deferred Account will be paid pursuant to Section 3.6.

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1.26“Form of Distribution Election” means the election by a Participant under Section 3.1(f) or 3.2(f) of the Form of Distribution to apply to a Participant’s Deferral Election.
1.27“Investment Committee” means the committee with responsibility for the investment funds, indices, or crediting rates available for purposes of determining Investment Return on amounts credited to a Participant’s Deferred Account, as described more fully in Article 5.
1.28“Investment Return” means the amounts that are credited to (or charged against, as the case may be) a Participant’s Deferred Account from time to time pursuant to Section 3.5.
1.29“Investment Return Options” means the investment funds, indices or crediting rates selected by the Investment Committee that serve as a means to measure increases or decreases in value with respect to a Participant’s Deferred Account pursuant to Section 3.5.
1.30“Investment Return Option Election” means the election by a Participant under Section 3.1(g) or 3.2(g) of the Investment Return Option(s) to apply to the Participant’s Deferral Election.
1.31 “Non-Elective Deferral” means an amount awarded by the Benefits Committee under Section 3.3.
1.32“Participant” means a Director or an Executive who is both eligible to participate and who has elected to participate in the Plan as evidenced by submission and acceptance of a Deferral Election under Section 3.1 or 3.2, respectively.
1.33“Performance-Based Compensation” means compensation the amount of which or entitlement to which is contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve consecutive months, as defined in section 409A(a)(4)(B)(iii) of the Code.
1.34“Plan” means the Mastercard Incorporated Deferral Plan, as from time to time amended.
1.35“Plan Administrator” means the individual or committee with responsibility for day to day operation and administration of the Plan, as described more fully in Article 5.
1.36“Qualified Retirement” means Termination from Service by an Executive occurring on or after the earliest of: (i) attaining age 65 while in service and completing two (2) years of service, (ii) attaining age 60 while in service and completing five (5) years of service, and (iii) attaining age 55 while in service and completing ten (10) years of service.
1.37“Salary” means the amount of an Executive’s regular annual base salary.
1.38“Savings Plan” means the Mastercard Shared Profit and Savings Plan, as amended from time to time.

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1.39“Termination from Service” means a “separation from service” as defined in section 409A(a)(2)(A)(i) of the Code, except that a reduction in the level of services performed by an Executive to a level equal to 21 percent or less of the average level of services performed by the Executive during the immediately preceding 36 months (or such shorter period as the Executive shall have performed services for the Company) shall be presumed to be a Termination from Service.
1.40“Variable Compensation” means the amount of an Executive’s annual bonus under the Company’s Annual Incentive Compensation Plan, the amount of an annual or long-term bonus under any other plan the Plan Administrator determines is eligible for deferral under this Plan, or any other form of non-Salary compensation the Plan Administrator in a timely manner determines is eligible for deferral under this Plan.

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Article 2
PARTICIPATION
2.1Participation
(a)Participation in the Plan shall be limited to an individual who, as of the Effective Date of the Plan and/or any subsequent first day of any month, is:
(i)a Director, as defined in Section 1.19, or
(ii)an Executive, as defined in Section 1.24.
(b)The Administrative Committee may designate the Directors and Executives who are eligible to participate and the category or categories of income that eligible Participants may defer.
(c)In no event will the Administrative Committee expand the eligible employees beyond a select group of management or highly-compensated employees within the meaning of Title I of ERISA.

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Article 3
DEFERRAL ELECTIONS, ACCOUNTS, AND DISTRIBUTIONS
3.1Directors’ Deferral Elections.
(a)An individual who is eligible to participate in this Plan in accordance with Section 2.1(a)(i) is entitled to make an election, pursuant to this Section 3.1, to defer all or part of his or her Director Compensation; provided, however, that if the individual has been designated as eligible to participate in the Plan only with respect to a limited category or categories of compensation, that individual is entitled to make an election only with respect to that limited category or categories of compensation.
(b)A Director’s Deferral Election shall be made in a written or electronic form prescribed and furnished by the Plan Administrator. Any such Deferral Election shall apply only to the Director Compensation to be earned in the particular calendar year specified in the election. A Participant may elect to defer portions of his or her Director Compensation (in 1% increments), the minimum and maximum limits of which will be prescribed by the Plan Administrator from time to time.
(c)A Director’s Deferral Election with respect to Director Compensation earned for a particular calendar year must be made during such period prescribed by the Plan Administrator, which period shall end no later than the December 31 preceding such calendar year or, if elections are allowed in the case of a newly-elected or newly-eligible Director, thirty (30) days following the date on which he or she becomes eligible to participate in the Plan pursuant to Section 2.1. If elections are allowed in the case of a newly-elected or newly-eligible Director, a Deferral Election shall apply only to amounts that are both paid after the date the election is made and earned for services performed after the date the election is made. A Deferral Election under this Section 3.1 cannot be changed or revoked after the last date of the period prescribed by the Plan Administrator for making such Deferral Election.
(d)Director Compensation deferred pursuant to this Section 3.1 generally shall be credited to the Participant’s Deferred Account (or, if none, to a new such account established in the Participant’s name) as of the date on which the Director Compensation would otherwise have been paid.
(e)Deferral Period. A Director who makes a Deferral Election with respect to Director Compensation shall, at the time of such election, submit a Deferral Period Election that indicates when payment of such deferred Director Compensation and any Investment Return credited thereon pursuant to Section 3.5 shall commence. Such Deferral Period Election shall be (i) January 15 of any year three to fifteen years following the year in which the Director Compensation would have been paid, absent the Deferral Election, or such other period prescribed in a timely manner by the Plan Administrator, or (ii) within 90 days following the date the Participant has a Termination from Service as a Director. However, if a Director who has elected a Deferral Period under this Section 3.1(e)(ii) is a specified employee for purposes of section 409A of the Code on his Termination from Service as a Director, payment shall be made six months following the Director’s Termination from Service. If no Deferral Period Election is made, the Deferral Period Election shall be deemed to be within 90

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days following the date the Participant has a Termination from Service as a Director. Except as otherwise provided in Section 3.4(b), such Deferral Period Election shall not be changed or revoked.
(f)Form of Distribution. A Director who makes a Deferral Election with respect to Director Compensation shall, at the time of such election, submit a Form of Distribution Election that indicates the manner in which balances will be distributed. Such Form of Distribution Election shall be (i) a lump sum payment, (ii) from two to fifteen approximately equal annual installments, or (iii) such other installment period prescribed in a timely manner by the Plan Administrator. A separate Form of Distribution Election may be made with respect to each Deferral Period Election as provided under Section 3.1(e), provided, however, that if no Form of Distribution Election is made, such election shall be deemed to be a lump sum. Except as otherwise provided in Section 3.4(a), such Form of Distribution Election shall not be changed or revoked.
(g)Investment Return. A Director who makes a Deferral Election with respect to Director Compensation shall, at the time of such election, submit Investment Return Option Elections indicating the Investment Return Options to be used to determine the Investment Return to be credited to his or her Deferred Account as provided under Section 3.5. Separate Investment Return Option Elections may be made with respect to each Deferral Period Election as provided under Section 3.1(e), provided that each Investment Return Option allocated in such election must be in increments of 1%. If no Investment Return Election is made, the Investment Return credited will be based on the return earned by the money market or equivalent fund within the Investment Return Options selected by the Investment Committee, as determined by the Plan Administrator. Except as provided in Section 3.5(b), such Investment Return Option Elections shall not be changed or revoked.
3.2Executives’ Deferral Elections
(a)An individual who is eligible to participate in this Plan in accordance with Section 2.1(a)(ii) is entitled to make an election to defer his or her Salary and Variable Compensation, as provided in this Section 3.2; provided, however, that if the individual has been designated as eligible to participate only with respect to a limited category or categories of compensation, that individual is entitled to make an election only with respect to that limited category or categories of compensation.
(b)Deferral Elections with respect to Salary and Variable Compensation shall be made in a written or electronic form prescribed and furnished by the Plan Administrator. A Deferred Salary Election and/or Deferred Variable Compensation Election shall apply only to the Executive’s Salary and Variable Compensation otherwise payable or earned in the particular calendar year specified in the election. A Participant may elect to defer a minimum of 5% or more each of his or her Salary and Variable Compensation (in 1% increments), subject to limits on the maximum deferrable percentage and the minimum Salary remaining after deferral, as established by the Plan Administrator from time to time.
(c)A Deferred Salary Election with respect to Salary earned for a particular calendar year must be made during such period prescribed by the Plan Administrator, which period shall end no later than the December 31 preceding the commencement of such calendar year (or, if elections are allowed in the case of a new or newly-eligible Executive, thirty (30) days following the date on which the Executive becomes eligible to participate in the Plan pursuant to Section 2.1). If elections are

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allowed in the case of a new or newly eligible Executive, the Deferred Salary Election will apply only to amounts that are both paid after the election is made and earned for services performed after the election is made. A Deferral Election under this Section 3.2 cannot be changed or revoked after the last date of the period prescribed by the Plan Administrator for making such Deferral Election. The amount of Salary that is deferred pursuant to this Deferred Salary Election may be taken from the Executive’s Salary and credited to the Executive’s Deferred Account proportionately throughout the year or, in the case of the first Plan year or a new or newly eligible Executive, throughout the portion of the year to which the Deferred Salary Election is applicable, or in any other manner determined by the Plan Administrator; provided that the amount deferred during a year shall reflect the Executive’s Deferred Salary Election for the year.
(d)A Deferred Variable Compensation Election with respect to Variable Compensation to be paid or earned in a particular calendar year must be made during such period prescribed by the Plan Administrator, which period shall end no later than December 31 of the year preceding the year in which the services are performed to earn the Variable Compensation or, in the case of Performance-Based Compensation, the date that is six months before the end of the pertinent performance period with respect to Performance-Based Compensation that is not ascertainable as of that date. Except to the extent otherwise allowed in connection with Performance-Based Compensation, if elections are allowed in the case of a new or newly-eligible Executive, a Deferred Variable Compensation Election may be made no later than thirty (30) days after the Executive becomes eligible to participate in the Plan pursuant to Section 2.1 and will apply only to amounts that are both paid after the election is made and earned for services performed after the election is made. A Deferral Election under this Section 3.2 cannot be changed or revoked after the last date of the period prescribed by the Plan Administrator for making such Deferral Election. Variable Compensation deferred pursuant to this Section 3.2 generally shall be credited to the Executive’s Deferred Account (or, if none, to a new such account established in the Executive’s name) as of the date on which it otherwise would have been paid.
(e)Deferral Period. An Executive who makes a Deferral Election with respect to Salary and/or Variable Compensation shall, at the time of such election, submit a Deferral Period Election that indicates when payments of such deferred Salary and/or Variable Compensation and any Investment Return credited thereon pursuant to Section 3.5 shall commence. Such Deferral Period Election shall be: (i) January 15 of any year three to fifteen years following the year in which the Salary and/or Variable Compensation would have been paid, absent the Deferral Election, or such other period prescribed in a timely manner by the Plan Administrator, or (ii) six months following the Executive’s Qualified Retirement. If no Deferral Period Election is made, the Deferral Period Election shall be deemed to be six months following Qualified Retirement. Except as otherwise provided in Section 3.4(b), such election shall not be changed or revoked.
(f)Form of Distribution. An Executive who makes a Deferral Election with respect to Salary and/or Variable Compensation shall, at the time of such election, submit a Form of Distribution Election that indicates the period and frequency of payments. Such Form of Distribution Election shall be (i) a lump sum payment, (ii) from two to fifteen approximately equal annual installments, or (iii) such other installment period prescribed in a timely manner by the Plan Administrator.. A separate Form of Distribution Election may be made with respect to each Deferral Period Election as provided under Section 3.2(e), provided, however, that if no Form of Distribution Election is made, such election shall be deemed to be lump sum. Except as

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otherwise provided in Section 3.4(a), such Form of Distribution Election shall not be changed or revoked.
(g)Investment Return Options. An Executive who makes a Deferral Election with respect to Salary and/or Variable Compensation shall, at the time of such election, submit Investment Return Option Elections indicating the Investment Return Options to be used to determine the Investment Return to be credited to his or her Deferred Account as provided under Section 3.5. Separate Investment Return Option Elections may be made with respect to each Deferral Period Election as provided under Section 3.2(e), provided that each Investment Return Option allocated in such election must be in increments of 1%. If no Investment Return Option Election is made, the Investment Return credited will be based on the return earned by the money market or equivalent fund within the Investment Return Options selected by the Investment Committee, as determined by the Plan Administrator. Except as provided in Section 3.5(b), such Investment Return Option Elections shall not be changed or revoked.
3.3Non-Elective Deferral
(a)The Benefits Committee may, in its sole discretion award to a Participant Non-Elective Deferral Amounts. Except as otherwise provided in this Plan or a written agreement between the Company and the Participant any such award shall be subject to the terms and conditions as amounts credited to a Participant’s Deferred Account pursuant to a Deferral Election.
3.4Change-of-Form Elections and Additional Deferral Elections
(a)Any Participant who has made a Deferral Election may make an additional election to change the Form of Distribution under rules prescribed by the Plan Administrator. Any such Change-of-Form Election(s) is permitted with respect to the portion of the balance in a Deferred Account that shares the same Deferral Period and Form of Distribution Election. The Form of Distribution may be changed to any acceptable form of distribution under Section 3.1(f) or 3.2(f). No such Change-of-Form Election will be effective with respect to any such balance in any Participant’s Deferred Account until twelve months following the date of the Change-of-Form Election. In the case of a Deferral Period under Section 3.1(e)(i) or Section 3.2(e)(i) (January 15 of a specified year), the Change-of-Form Elections must be made no less than twelve months prior to the date, as elected under Section 3.1(e) or Section 3.2(e), to which the portion of the Deferred Account is to be paid or, in the case of installments, is to begin to be paid. A Change-of-Form Election shall result in the deferral of the distribution by an additional five years after the original Deferral Period.
(b)Any Participant who has made a Deferral Election and has made a Deferral Period Election under Section 3.1(e)(i) or Section 3.2(e)(i) (January 15 of a specified year) may make an additional election to change the initial starting date for distributions of such balance in his or her Deferred Account under rules prescribed by the Plan Administrator. Separate Additional Deferral Elections may be made with respect to each portion of the balance in a Deferred Account that is attributable to Deferral Elections with the same elected Deferral Period and Form of Distribution. The Additional Deferral Election(s) may change the initial starting date for distributions to a later year, but not to an event set forth in Section 3.1(e)(ii) or 3.2(e)(ii). No such Additional Deferral Election will be effective with respect to any such balance in any Participant’s Deferred Account until twelve months following the date of the

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Additional Deferral Election. The Additional Deferral Elections must be made no less than twelve months prior to the date, as elected under Section 3.1(e)(i) or Section 3.2(e)(i), to which the portion of the Deferred Account is to be deferred. The Additional Deferral Election must defer payment or, in the case of installments, the beginning date for payment, not less than five years after the original Deferral Period.
3.5Investment Return on Deferred Accounts and Change-of-Investment Return Option Election
(a)The Plan Administrator shall credit the entire balance in each Participant’s Deferred Account during the year with an Investment Return, in accordance with the Participant’s Investment Return Option Elections pursuant to Section 3.1(g) or 3.2(g) hereunder. Such balance shall include all Investment Returns credited to the Deferred Account in previous years.
(b)Participants will be entitled to change the Investment Return to be applied to his or her Deferral Account. Separate reallocations may be made with respect to balances attributable to Deferral Elections with the same Deferral Period and same Form of Distribution Election, provided, however, that no more than twelve (12) changes may be made to any balance in any calendar year. Such Change-of-Investment Return Elections shall be made on a written or electronic form to be prescribed and furnished by, or in a manner established by, the Plan Administrator. Change-of-Investment Return Elections will be effective on a prospective basis only as soon as practicable after the Change-of-Investment Return Election is made.
(c)Within 60 days following the end of each calendar quarter, the Plan Administrator shall furnish each Participant with a statement of account, either in writing or electronic form, which shall set forth the balance in the individual’s Deferred Account as of the end of such calendar year, inclusive of cumulative Investment Return.
3.6Distributions and Cessation of Deferrals
(a)Except as provided below, upon occurrence of the date or event specified in the Participant’s Deferral Period Election, as modified by any applicable subsequent Additional Deferral Election under Section 3.4(b), or, in the event no Deferral Period Election is made, upon the date prescribed in Section 3.1(e) or 3.2(e), the amount of a Participant’s Deferred Account shall be paid or begin to be paid in cash to the Participant or beneficiary, as applicable. Such payment(s) shall be from the general assets of the Company or, in the case of an employee of an Affiliated Employer, from the general assets of the Company or the Affiliated Employer.
(b)Except as provided below, deferred amounts shall be paid in the form elected by the Participant under Section 3.1(f) and 3.2(f) and modified by any applicable subsequent Change-of-Form Elections under Section 3.4(a), or in the event no Form of Distribution Election is made, in the form prescribed in Section 3.1(f) or Section 3.2(f).
(c)Notwithstanding Sections 3.6(a) and (b) above, in the event of an Executive or Director’s death, the Participant’s entire Deferred Account balance shall be valued and distributed in a lump sum within 90 days of death, or where additional time is needed for administrative reasons, at such later time as is permitted under section 409A of the Code, notwithstanding the Participant’s Deferral Period Elections and Form of Distribution Elections then in effect.

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(d)Notwithstanding Sections 3.6(a) and (b) above, in the event of an Executive Participant’s Termination from Service other than by Qualified Retirement, the Participant’s entire Deferred Account balance shall be valued and distributed in a lump sum six months following Termination from Service, notwithstanding the Participant’s Deferral Period Elections and Form of Distribution Elections then in effect.
(e)Annual installment payments shall be valued and begin to be distributed on January 15 of the year specified in the Deferral Election or, in the case of installments payable on a Director’s Termination from Service, the first January 15 following the Director’s Termination from Service; provided, however, that if a Director is a specified employee under section 409A of the Code on his Termination from Service, the installment payments shall be valued and begin to be distributed on the first January 15 or July 15 that is at least six months following the Director’s Termination from Service. In the case of annual installments payable by reason of an Executive Participant’s Qualified Retirement, the payments shall be valued and begin to be distributed on the first January 15 or July 15 that is at least six months following the Qualified Retirement. In the event that the present value of a Participant’s remaining annual installments is less than $10,000, the entire remaining balance shall be paid in the form of a lump sum at least six months after the Executive’s Qualified Retirement.
(f)Notwithstanding Sections 3.6(a) and (b) above, in the event the Company reasonably anticipates that a distribution according to the Participant’s Deferral Period Elections and Form of Distribution Election, as modified by any applicable subsequent Change-of-Form Elections or Additional Deferral Period Elections under Section 3.4, or in the event no Deferral Period Election or Form of Distribution Election is made, in the time and form prescribed in Sections 3.1(e) and (f) or Sections 3.2(e) and (f), would result in a deduction disallowance under section 162(m) of the Code, the Plan Administrator shall have the discretion to delay the distribution to the extent necessary to avoid the application of section 162(m). Any distribution delayed under this Section 3.6(f) shall be made during the first year that the Company reasonably anticipates the deduction will not be barred by section 162(m) of the Code.
(g)In case of an unforeseeable emergency, a Participant may request the Plan Administrator, on a form to be provided by the Plan Administrator, that payment be made earlier than the date to which it was deferred or that there be a cessation of deferrals under the Plan.
For purposes of this Section 3.6(g), an “unforeseeable emergency” shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in section 152 of the Code (without regard to section 152(b)(1), (b)(2), and (d)(1)(B)), spouse, or beneficiary of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made and a cessation of deferrals may not occur to the extent that such hardship is or may be relieved: (i) through reimbursement or compensation by available insurance or otherwise or (ii) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.

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Distributions made under this Section 3.6(g) will be limited to the amount reasonably necessary to satisfy the emergency need, including to satisfy any tax obligations arising out of the distribution. Moreover, payment of a deferred amount may not be made ahead of the date to which the amount was deferred to the extent that such hardship is or may be relieved by cessation of deferrals under the Plan.
The Plan Administrator shall consider any requests for payment on the basis of an unforeseeable emergency under this Section 3.6(g) on a uniform and nondiscriminatory basis and in accordance with the standards of interpretation described in section 409A of the Code. In the event there is a payment or a cessation of deferrals under this Section 3.6(g) on the basis of an unforeseeable emergency, the Participant shall be ineligible to make further Deferral Elections for one year from the date of the Plan Administrator action approving the payment or cessation of deferral.
(h)    In the event a Participant receives a hardship distribution pursuant to the regulations under section 401(k) of the Code, from the Savings Plan, or a successor 401(k) plan, deferrals under this Plan shall cease for a period of six months.
(i)    In the event a Participant becomes disabled and receives benefits under an Employer-provided long-term disability plan as a consequence of a medically determinable physical or mental impairment resulting in the Participant’s inability to perform duties of his or a substantially similar position, where such impairment can be expected to result in death or for a continuous period of not less than six months, previously elected deferrals will cease. The cessation of deferrals shall begin by the later of 2 ½ months after, or by the end of the year in which, the Participant incurs the disability and shall continue during the entire period the Participant receives benefits under the long-term disability plan. Distributions will be made as scheduled and as provided under this Section 3.6 unless an election is made under Section 3.4(a) to change the Form of Distribution or under Section 3.4(b) to change the Deferral Period, or a request is made under Section 3.6(g) to receive payment as a consequence of an unforeseeable emergency.
(j)    The Company or Employer shall deduct from all payments under the Plan federal, state and local income and employment taxes, as required by applicable law. Amounts deferred will be taken into account for purposes of any tax or withholding obligation under the Federal Insurance Contributions Act and Federal Unemployment Tax Act, not in the year distributed, but at the later of the year the services are performed or the year in which the rights to the amounts are no longer subject to a substantial risk of forfeiture, as required by sections 3121(v)(2) and 3306(r)(2) of the Code and the regulations thereunder. Amounts required to be withheld pursuant to sections 3121(v)(2) and 3306(r)(2) generally shall be withheld out of other current wages paid by the Employer, but, alternatively, may be paid by the Participant’s delivery of cash or a check, or by such other method, satisfactory to the Plan Administrator.
3.7Transition Relief Elections.
(a)Pursuant to Internal Revenue Service Notice 2006-79, section 3.02, the Participants were allowed to make Transitional Relief Elections in 2007 with respect to Deferred Account balances established after December 31, 2004, that

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were scheduled to be paid after 2007. A Transitional Relief Election under this Section 3.7 was allowed to change the Deferral Period and/or the Form of Distribution for such account balances so long as all distributions of the Deferred Account balance, after the Transitional Relief Election was taken into account, were scheduled to be made after 2007. Transitional Relief Elections under this Section 3.7 were only effective for a Participant if the Participant did not have a Termination from Service in 2007.
3.8General Provisions
(a)Neither the Company nor any Committee, shall make provision for the funding of any Deferred Accounts payable hereunder that (i) would cause the Plan to be a funded plan for purposes of section 404(a)(5) of the Code or for purposes of Title I of ERISA, or (ii) would cause the Plan to be other than an “unfunded and unsecured promise to pay money or other property in the future” under Treasury Regulations § 1.83-3(e); and, except in the case of a Change in Control, as defined in Section 1.6 above, the Company shall have no obligation to make any arrangement for the accumulation of funds to pay any amounts under this Plan. Subject to the restrictions of this paragraph and in Section 3.8(c), the Company, in its sole discretion, may establish one or more grantor trusts described in Treasury Regulations § 1.677(a)-1(d) to accumulate funds to pay amounts under this Plan, provided that the assets of such trust(s) accumulated to pay amounts to Company employees shall be required to be used to satisfy the claims of the Company’s general creditors in the event of the Company’s bankruptcy or insolvency and the assets of such trusts(s) accumulated to pay amounts to employees of an Affiliated Employer shall be required to be used to satisfy the claims of the Company’s and the Affiliated Employer’s general creditors in the event of the Affiliated Employer’s bankruptcy or insolvency. In the case of a Change in Control, the Company shall, subject to the restrictions in this paragraph and in Section 3.8(c), irrevocably set aside funds in one or more such grantor trusts in an amount that is sufficient to pay each Participant (or beneficiary) the net present value as of the date on which the Change in Control occurred, of the benefits to which Participants (or their beneficiaries) who have Deferred Accounts under the Plan would be entitled pursuant to the terms of the Plan.
(b)In the event that the Company shall decide to establish an advance accrual reserve on its books against the future expense of payments from any Deferred Account, such reserve shall not under any circumstances be deemed to be an asset of this Plan but, at all times, shall remain a part of the general assets of the Company and/or the Affiliated Employer, subject to claims of the Company’s and/or the Affiliated Employer’s creditors.
(c)A person entitled to any amount under this Plan as an Executive or Director of the Company shall be a general unsecured creditor of the Company with respect to such amount. A person entitled to any amount under this Plan as an Executive of an Affiliated Employer shall be a general unsecured creditor of the Company and the Affiliated Employer with respect to such amount. Furthermore, a person entitled to a payment or distribution with respect to a Deferred Account shall have a claim upon the Company and/or Affiliated Employer only to the extent of the balance in his or her Deferred Account.
(d)The Participant’s beneficiary under this Plan with respect to the balance in his or her Deferred Account shall be the person designated to receive

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benefits on account of the Participant’s death on a form provided by the Plan Administrator.
(e)All commissions, fees and expenses that may be incurred in operating the Plan and any related trust(s) established in accordance with Section 3.8(a) will be paid by the Company.
(f)Notwithstanding any other provision of this Plan, elections under Sections 3.1 and 3.2 of this Plan may only be made by Participants while they serve as Directors of the Company or Executives of an Employer. After Termination from Service, a Participant shall be permitted to make elections under Section 3.4 of the Plan to the extent allowed under rules established under the Plan by the Plan Administrator, and shall be entitled to make Investment Return Elections under Section 3.5.
(g)This Plan is intended to comply with section 409A of the Code and shall be administered and construed consistent with section 409A of the Code. To the extent a Committee determines that this Plan does not conform with the requirements of section 409A of the Code, the Plan Administrator may at its sole discretion amend the Plan to comply with section 409A of the Code. No representation is made that the Plan complies with section 409A of the Code. Neither the Company nor any Committee will have liability to a Participant or to any other party if the Plan terms are not compliant, or the Plan is administered in a manner that is compliant, with section 409A of the Code.
3.9Non-Assignability
Participants, their legal representatives and their beneficiaries shall have no right to anticipate, alienate, sell, assign, transfer, pledge or encumber their interests in the Plan, nor shall such interests be subject to attachment, garnishment, levy or execution by or on behalf of creditors of the Participants or of their beneficiaries.

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Article 4
CLAIMS
4.1Claims Procedure
If any Participant or his or her beneficiary has a claim for benefits which is not being paid, such claimant may file with the Plan Administrator a written claim setting forth the amount and nature of the claim, supporting facts, and the claimant’s address. The Plan Administrator shall notify each claimant of its decision in writing by registered or certified mail within sixty (60) days after its receipt of a claim or, under special circumstances, within ninety (90) days after its receipt of a claim. If a claim is denied, the written notice of denial shall set forth the reasons for such denial, refer to pertinent Plan provisions on which the denial is based, describe any additional material or information necessary for the claimant to realize the claim, and explain the claims review procedure under the Plan.
4.2Claims Review Procedure
A claimant whose claim has been denied, or such claimant’s duly authorized representative, may file, within sixty (60) days after notice of such denial is received by the claimant, a written request for review of such claim by the Administrative Committee. If a request is so filed, the Administrative Committee shall review the claim and notify the claimant in writing of its decision within sixty (60) days after receipt of such request. In special circumstances, the Administrative Committee may extend for up to sixty (60) additional days the deadline for its decision. The notice of the final decision of the Administrative Committee shall include the reasons for its decision and specific references to the Plan provisions on which the decision is based. The decision of the Administrative Committee shall be final and binding on all parties.
4.3Disability Benefits Claims and Review Procedures
If a Participant’s claim is a claim for disability benefits under Department of Labor (“DOL”) regulations, the procedures in Sections 4.1 and 4.2 above shall be modified to comply with the DOL regulations governing disability claims.

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Article 5
ADMINISTRATION
5.1Plan Administration
(a)Administration of the Plan shall be allocated among the Benefits Committee, the Administrative Committee, the Investment Committee, the Plan Administrator, and their respective delegates, agents, and appointees, as provided in this Article 5.
(b)The Benefits Committee shall have responsibility for general oversight of the Plan and specifically shall have (i) the power to appoint the member of each Committee under the Plan, (ii) oversight of the performance of the other Committees under the Plan and their delegates, and (iii) authority to make decisions regarding material Plan design and benefits issues. The Benefits Committee shall have the power and duty to take all actions and to make all decisions necessary or proper to carry out its responsibilities under the Plan. All determination of the Benefits Committee as to any questions involving the responsibilities under the Plan, including without limitation interpretation of the Plan, or as to any discretionary items to be taken under the Plan, shall be solely at the discretion of the Benefits Committee and shall be final. The Benefits Committee shall have the same membership, as does the Savings Plan Benefits Committee under Article X of the Savings Plan.
(c)The Administrative Committee shall have responsibility for (i) designating eligibility to participate in the Plan, (ii) reviewing, and the power and duty to review, an adverse claim determination by the Plan Administrator under Article 4, and (iii) performing such other functions designated by the Benefits Committee. It shall have the responsibility to construe and interpret the Plan, and investigate and make factual and other determinations as shall be necessary or advisable in connection with its functions. The Administrative Committee shall have the power and duty to take all actions and to make all decisions necessary to or proper to carry out its responsibility, powers, and duty under the Plan. Determinations of the Administrative Committee within its responsibility shall be at the discretion of the Administrative Committee and shall be final, conclusive, and binding on the Company, and Employer, and all persons claiming to have any right or interest under the Plan. Unless expressly otherwise determined by the Benefits Committee, the Administrative Committee shall be comprised of the Executive Vice President, Total Rewards.
(d)The Investment Committee shall have the responsibility for selecting the investment funds and indices, or other crediting rates, available for purposes of determining Investment Return on amounts credited to a Participant’s Deferred Account, including evaluating the performance of and terminating use of such fund, indices, and crediting rates. The Investment Committee shall have the power and duty to take all actions and to make all decisions necessary or proper to carry out its responsibilities under the Plan. Determinations of the Investment Committee within its responsibility shall be at the discretion of the Investment Committee and shall be final, conclusive, and binding on the Company, and Employer, and all persons claiming to have any right or interest under the Plan. Unless expressly otherwise determined by the Benefits Committee, the composition of the Investment Committee shall be the same as that of the Investment Committee (U.S.) under the Savings Plan.

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(e)The Plan Administrator shall have authority with respect to day-to-day operation and administration of the Plan, including the authority to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan. The decisions, actions and records of the Plan Administrator within its responsibility shall be conclusive and binding upon the Company, an Employer, and all persons having or claiming to have any right or interest in or under the Plan, unless otherwise provided herein. Unless expressly otherwise determined by the Benefits Committee, the Plan Administrator shall be the Vice President, Executive Compensation.
(f)Each Committee may delegate to such officers, employees or departments of the Company such authority, duties, and responsibilities of the Committee as it, in its sole discretion, considers necessary or appropriate for the proper and efficient operation of the Plan.
(g)No member of a Committee shall be directly or indirectly responsible or otherwise liable for any action taken or any failure to take action as a member of the Committee, except for such action, default, exercise or failure to exercise resulting from such member’s gross negligence or willful misconduct. No member of a Committee shall be liable in any way for the acts or defaults of any other member of the Committee, or any of its advisors, agents or representatives.
(h)The Company shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of his or her own activities relating to the Committee, except for expenses and liabilities arising out of a member’s gross negligence or willful misconduct.
(i)The Company shall furnish to each Committee all information the Committee may deem appropriate for the exercise of its powers and duties in the administration of the Plan. The Committee shall be entitled to rely on any information provided by the Company without any investigation thereof.
(j)No member of a Committee may act, vote or otherwise influence a decision of such Committee relating to issues specific to his or her benefits, if any, under the Plan, but such decisions shall instead be made by the other members of the Committee, if any, or if there are no such other members of the Committee, then to the Committee that would have the authority to review decisions of the Committee, or oversee the performance of the Committee, of which the individual is a member.

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Article 6
AMENDMENT, TERMINATION AND EFFECTIVE DATE
6.1Amendment of the Plan
Subject to the provisions of Sections 6.2 and 6.3, the Plan may be wholly or partially amended or otherwise modified at any time by written action of the Plan Administrator.
6.2Material Amendment and Termination of the Plan
Subject to the provisions of Section 6.3, the Plan may be materially amended or terminated by written action of the Benefits Committee at any time and in its sole discretion. On termination of the Plan, the Benefits Committee may (but shall not be required to) immediately pay out all benefits under the Plan.
6.3No Impairment of Benefits
Notwithstanding the provisions of Sections 6.1 and 6.2, no amendment to or termination of the Plan shall impair any rights to benefits which theretofore accrued hereunder. An immediate payout of all Plan benefits on termination of the Plan, pursuant to Section 6.2, shall not, however, constitute an impairment of any rights or benefits.
6.4Effective Date
The Plan is effective as of September 30, 1998. Unless otherwise stated, amendments to the Plan are effective on approval by whosoever is authorized to take the action under this Section 6. The first amendments to the Plan are effective January 1, 2000. The second amended and restated plan is effective August 1, 2000. The amendments approved in June 2003, shall be effective as of January 1, 2003. The amendments made to comply with section 409A of the Code, and approved in June 2007 and December 2008 are effective for account balances established after December 31, 2004. The Plan is being amended and restated effective June 15, 2017.

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APPENDIX A
EMPLOYERS

Mastercard International, Inc.
Mastercard International, LLC

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APPENDIX B
Plan Applicable to Pre-2005 Balances*

MASTERCARD INTERNATIONAL INCORPORATED

D E F E R R A L P L A N
As Amended and Restated Effective as of January 1, 2003 (and reflecting non-grandfathering June 15, 2017 and June 16, 2015 amendments)

*Note:    Care should be taken not to amend this Plan so as to avoid the Plan’s losing grandfathered status for purposes of Code section 409A.

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FOREWORD
Effective as of September 30, 1998, Mastercard International Incorporated (the “Company”) adopted the Mastercard International Incorporated Deferral Plan (the “Plan”) for the benefit of non-employee members of its Global Board of Directors and its U.S. Board of Directors, and a select group of management or highly compensated employees. The Plan is intended to be an unfunded plan of deferred compensation. The purpose of the Plan is to permit the Directors and a select group of management or highly compensated employees within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, to defer, pursuant to the provisions of the Plan, a portion of certain items of income otherwise payable to them.

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Article 1DEFINITIONS
1.1“Administrative Committee” means the individual or committee that has responsibility for eligibility to participate determinations under Section 2.1, review of denial of Participant claims under Section 4.2, and such other matters delegated by the Benefits Committee, as more fully described in Article 5.
1.2“Additional Deferral Election” means the election by a Participant under Section 3.4(b) to further defer distribution from his or her Deferred Account.
1.3“Affiliated Employer” means (i) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code), which includes the Company, (ii) any trade or business (whether or not incorporated), which is under common control (as defined in Section 414(c) of the Code) with the Company, (iii) any organization (whether or not incorporated) which is a member of an affiliated services group (as defined in Section 414(m) of the Code) which includes the Company, and (iv) any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.
1.4“Benefits Committee” means the committee that has general oversight of the Deferral Plan, including the power to appoint the members of the Administrative Committee, the Investment Committee, and the Plan Administrator, as set forth more fully in Article 5.
1.5“Board” means the Global Board of Directors of the Company.
1.6“Bonus” means the amount of an Executive’s annual bonus under the Company’s Annual Incentive Compensation Plan.
1.7“Change in Control” means:
(a)if (i) at any time three stockholders have become entitled to cast at least 45 percent of the votes eligible to be cast by all the stockholders of Mastercard Incorporated on any issue, (ii) at any time, a plan or agreement is approved by the stockholders of Mastercard Incorporated to sell, transfer, assign, lease or exchange (in one transaction or in a series of transactions) all or substantially all of the Company’s or Mastercard Incorporated’s assets, (iii) at any time, a plan is approved by the stockholders of Mastercard Incorporated for the sale, liquidation or dissolution of the Company or Mastercard Incorporated or (iv) at any time Mastercard Incorporated shall cease to be the sole class B member of the Company or otherwise cease to control substantially all voting rights in the Company. The foregoing notwithstanding, a reorganization in which the stockholders of Mastercard Incorporated continue to have all of the ownership rights in the continuing entity shall not in and of itself be deemed a “Change in Control” under (ii), (iii) and/or (iv);
(b)the approval by the stockholders of Mastercard Incorporated of (i) any consolidation or merger of Mastercard Incorporated in which Mastercard Incorporated is not the continuing or surviving corporation or pursuant to which shares of stock of Mastercard Incorporated would be converted into cash, securities or other property, other than a merger in which the holders of the stock immediately prior to the merger will have the same proportionate ownership interest (i.e., still own 100% of total) of common stock of the surviving corporation immediately after the merger;

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(c)any “person” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than Mastercard Incorporated or a subsidiary or employee benefit plan or trust maintained by Mastercard Incorporated any of its subsidiaries, becoming (together with its “affiliates” and “associates”, as defined in Rule 12b-2 under the Exchange Act) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than twenty-five percent (25%) of the stock of Mastercard Incorporated outstanding at the time, without the prior approval of the board of directors of Mastercard Incorporated; or
(d)a majority of the voting directors of Mastercard Incorporated proposed on a slate for election by stockholders of Mastercard Incorporated are rejected by a vote of such stockholders.
1.8“Change-of-Form Election” means the election by a Participant under Section 3.4(a) to change the Form of Distribution with respect to the portion of his or her Deferred Account with the same Deferral Period.
1.9“Change-of-Investment Return Election” means the election by a Participant under Section 3.5(b) to change the Investment Return to be earned on the balance in his or her Deferred Account.
1.10“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.
1.11“Committee” means the Benefits Committee, Administrative Committee, Investment Committee, or Plan Administrator, as the context indicates.
1.12“Company” means Mastercard International Incorporated.
1.13“Deferrable Savings Plan Salary” means the portion of an Executive’s Salary from which such Executive could elect to defer an amount to the Mastercard International Savings Plan that would entitle the Executive to receive the maximum matching contribution under that plan. An Executive’s Deferrable Savings Plan Salary shall be determined without regard to such Executive’s actual deferral elections made or to be made under the Mastercard International Savings Plan.
1.14“Deferral Election” means that separate notice, provided in a form prescribed by the Plan Administrator, that indicates a Participant’s Deferred Bonus Election, Deferred Long Term Incentives Election, Deferred Salary Election, Deferred Fee Election, and/or Deferred Retainer Election.
1.15“Deferral Period” means the period of time over which a Participant elects, or is mandated by the Plan or an amendment thereto, to defer receipt of Salary, Bonus, Long Term Incentives, Fees, or Retainers pursuant to Section 3.1(e) and 3.2(e).
1.16“Deferral Period Election” means the election by a Participant under Section 3.1(e) or 3.2(e) of the Deferral Period to apply to the Participant’s Deferral Election.
1.17“Deferred Account” means the bookkeeping entry established on behalf of a Participant with respect to Deferral Elections under this Plan, which shall reflect a Participant’s Salary deferrals, Bonus deferrals, Long Term Incentive deferrals, Fee deferrals, Retainer deferrals, and Non-Elective Deferrals, together with any
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adjustments for earnings and losses and any payments. For purposes herein, Deferred Accounts shall also include any separate subaccounts that may be established under a Participant’s Deferred Account to the extent necessary for the administration of the Plan.
1.18“Deferred Bonus Election” means the election by an Executive under Section 3.2 to defer until a later year receipt of some of his or her Bonus.
1.19“Deferred Fee Election” means the election by a Director under Section 3.1 to defer until a later year receipt of some or all of his or her Fees.
1.20“Deferred Long Term Incentives Election” means the election by an Executive under Section 3.2 to defer until a later year receipt of some of his or her Long Term Incentives.
1.21“Deferred Retainer Election” means the election by a Director under Section 3.1 to defer until a later year receipt of some or all of his or her Retainer.
1.22“Deferred Salary Election” means the election by an Executive under Section 3.2 to defer until a later year receipt of some of his or her Salary.
1.23“Director” means a non-employee member of either the Board or the U.S. Board.
1.24“Effective Date” means the effective date of the Plan set forth in Section 6.4.
1.25“Employer” means the Company or any Affiliated Employer that adopts the Plan with the approval of the Plan Administrator. Appendix A contains a list of each Employer.
1.26“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
1.27“Executive” means an employee of an Employer who serves at the level of Executive Vice President or higher. In the event the Administrative Committee, pursuant to Section 2.1(b), or the Administrative Committee, pursuant to Section 2.1(c)(ii), expands the group of employees eligible to participate in the Plan, the term Executive will be defined to include that group of employees.
1.28“Fees” means the amount of a Director’s fees which are paid for attending meetings of the Board, the U.S. Board, or committees of the Board or the U.S. Board and/or for chairing any such committee meeting.
1.29“Form of Distribution” means the term and frequency over which distributions from a Participant’s Deferred Account will be paid pursuant to Section 3.6(b).
1.30“Form of Distribution Election” means the election by a Participant under Section 3.1(f) or 3.2(f) of the Form of Distribution to apply to a Participant’s Deferral Election.
1.31“Investment Committee” means the committee with responsibility for the investment funds, indices, or crediting rates available for purposes of determining
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Investment Return on amounts credited to a Participant’s Deferred Account, as described more fully in Article 5.
1.32“Investment Return” means the amounts that are credited to (or charged against, as the case may be) a Participant’s Deferred Account from time to time pursuant to Section 3.5.
1.33“Investment Return Options” means the investment funds, indices or crediting rates selected by the Investment Committee that serve as a means to measure increases or decreases in value with respect to a Participant’s Deferred Account pursuant to Section 3.5.
1.34“Investment Return Option Election” means the election by a Participant under Section 3.1(g) or 3.2(g) of the Investment Return Option(s) to apply to the Participant’s Deferral Election.
1.35“Long Term Incentives” means the amount earned and payable under the Company’s Executive Incentive Plan.
1.36“Non-Elective Deferral” means an amount awarded by the Company under Section 3.3.
1.37“Participant” means a Director or an Executive who is both eligible to participate and who has elected to participate in the Plan as evidenced by submission and acceptance of a Deferral Election under Section 3.1 or 3.2, respectively.
1.38“Plan” means the Mastercard International Incorporated Deferral Plan, as from time to time amended.
1.39“Plan Administrator” means the individual or committee with responsibility for day to day operation and administration of the Plan, as described more fully in Article 5.
1.40“Qualified Retirement” means termination from service by an Executive occurring on or after the earliest of: (i) attaining age 65 while in service, (ii) attaining age 60 while in service and completing five years of service, and (iii) attaining age 55 while in service and completing ten years of service.
1.41“Retainer” means the amount of a Director’s fixed annual fees which are paid for being a member of either the Board or the U.S. Board.
1.42“Salary” means the amount of an Executive’s regular annual base salary.
1.43“Savings Plan” means the Mastercard Shared Profit and Savings Plan, as amended from time to time.
1.44“U.S. Board” means the U.S. Board of Directors of the Company.
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Article 2PARTICIPATION
2.1Participation
(a)Participation in the Plan shall be limited to an individual who, as of the Effective Date of the Plan and/or any subsequent first day of any month, is:
(i)a Director, as defined in Section 1.23, or
(ii)an Executive, as defined in Section 1.27.
(b)The Administrative Committee may, consistent with Company policy, expand the group of employees eligible to participate in the Plan so as to include selected employees of an Employer, who serve at the level of Senior Vice President and/or Vice President, and may designate that those employees are eligible to participate only with respect to a limited category or categories of income.
(c)The Administrative Committee may, consistent with Company policy:
(i)designate as ineligible, or as ineligible with respect to a specified category or categories of compensation, particular individuals or groups of individuals who otherwise would be eligible under Section 2.1(a) or (b); or
(ii)designate as eligible, or as eligible with respect to a specified category or categories of compensation, particular individuals or groups of individuals who otherwise would be ineligible under Section 2.1(a) or (b).
(d)In no event will the Administrative Committee expand the eligible employees beyond a select group of management or highly-compensated employees within the meaning of Title I of ERISA.
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Article 3DEFERRAL ELECTIONS, ACCOUNTS, AND DISTRIBUTIONS
3.1Directors’ Deferral Elections.
(a)An individual who is eligible to participate in this Plan in accordance with Section 2.1(a)(i) or Section 2.1(c)(ii) is entitled to make an election, pursuant to this Section 3.1, to defer all or part of his or her Retainer and/or his or her Fees; provided, however, that if the individual has been designated as eligible to participate in the Plan only with respect to a limited category or categories of compensation, that individual is entitled to make an election only with respect to that limited category or categories of compensation.
(b)A Director’s Deferral Election shall be made in a written or electronic form prescribed and furnished by the Plan Administrator. Any such Deferral Election shall apply only to the Director’s Retainer or Fees, as the case may be, otherwise payable in the particular calendar year specified in the election. A Participant may elect to defer portions of his or her Annual Retainer and/or Fees (in 5% increments), the minimum and maximum limits of which will be prescribed by the Plan Administrator.
(c)A Director’s Deferral Election with respect to payments for a particular calendar year must be made on or before the December 31 preceding such calendar year or, in the case of a newly-elected or newly-eligible Director, no later than thirty (30) days following the date on which he or she becomes eligible to participate in the Plan pursuant to Section 2.1(a) or (c). In the year the Plan is first put into effect, the Deferral Elections must be made within thirty (30) days of the Effective Date. In the case of the first Plan year or a newly-elected or newly-eligible Director, a Deferral Election shall apply only to amounts that are both paid after the date the election is made and earned for services performed after the date the election is made. Once made, a Deferral Election under this Section 3.1 cannot be changed or revoked.
(d)Retainers and Fees deferred pursuant to this Section 3.1 shall be credited to the Participant’s Deferred Account (or, if none, to a new such account established in the Participant’s name) as of the date on which the Retainer or Fees, as the case may be, would otherwise have been paid.
(e)Deferral Period. A Director who makes a Deferral Election with respect to Retainer and/or Fees shall, at the time of such election, submit a Deferral Period Election that indicates when payment of such deferred Retainer and/or Fees and any Investment Return credited thereon pursuant to Section 3.5 shall commence. Such Deferral Period Election shall be (i) January 15, 2011, January 15, 2016, or such other dates falling in five year increments from January 15, 2011, or January 15, 2016, as allowed by the Plan Adminstrator, or (ii) the date the Participant ceases to serve as a Director. If no Deferral Period Election is made, the Deferral Period Election shall be deemed to be the date the Participant ceases to serve as a Director. Except as otherwise provided in Section 3.4(b), such Deferral Period Election shall not be changed or revoked.
(f)Form of Distribution. A Director who makes a Deferral Election with respect to Retainer and/or Fees shall, at the time of such election, submit a Form of Distribution Election that indicates the manner in which balances will be distributed. Such Form of Distribution Election shall be (i) a lump sum payment, (ii) in five approximately equal annual installments, or (iii) in ten approximately equal annual installments. A separate Form of Distribution Election may be made with respect to
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each Deferral Period Election as provided under Section 3.1(e), provided, however, that if no Form of Distribution Election is made, such election shall be deemed to be lump sum. Except as otherwise provided in Section 3.4(a), such Form of Distribution Election shall not be changed or revoked.
(g)Investment Return. A Director who makes a Deferral Election with respect to Retainer and/or Fees shall, at the time of such election, submit Investment Return Option Elections indicating the Investment Return Options to be used to determine the Investment Return to be credited to his or her Deferred Account as provided under Section 3.5. Separate Investment Return Option Elections may be made with respect to each Deferral Period Election as provided under Section 3.1(e), provided that each Investment Return Option allocated in such election must be in increments of 1%. If no Investment Return Election is made, the Investment Return credited will be based on the return earned by the money market or equivalent fund within the Investment Return Options selected by the Investment Committee, as determined by the Plan Administrator. Except as provided in Section 3.5(b), such Investment Return Option Elections shall not be changed or revoked.
3.2Executives’ Deferral Elections
(a)An individual who is eligible to participate in this Plan in accordance with Section 2.1(a)(ii), Section 2.1(b), or Section 2.1(c)(ii), is entitled to make an election to defer his or her Salary, Bonus, and Long Term Incentives, as provided in this Section 3.2; provided, however, that if the individual has been designated as eligible to participate only with respect to a limited category or categories of compensation, that individual is entitled to make an election only with respect to that limited category or categories of compensation.
(b)Deferral Elections with respect to Salary, Bonus, and Long Term Incentives shall be made in a written or electronic form prescribed and furnished by the Plan Administrator. A Deferred Salary Election, Deferred Bonus Election, and/or Deferred Long Term Incentives Election shall apply only to the Executive’s Salary, Bonus, or Long Term Incentives, as the case may be, otherwise payable in the particular calendar year specified in the election. A Participant may elect to defer a minimum of 10% or more each of his or her Deferrable Savings Plan Salary, Bonus, and/or Long Term Incentives (in 5% increments), subject to limits on the maximum deferrable percentage established by the Plan Administrator from time to time.
(c)A Deferred Salary Election with respect to payments for a particular calendar year must be made on or before the December 31 preceding the commencement of such calendar year (or, in the case of a new or newly-eligible Executive, no later than thirty (30) days after the Executive becomes eligible to participate in the Plan pursuant to Section 2.1 or, in the case of the first Plan Year, within thirty (30) days of the Plan’s Effective Date) and, once made, cannot be changed or revoked. In the case of the first Plan year or a new or newly eligible Executive, the Deferred Salary Election will apply only to amounts that are both paid after the election is made and earned for services performed after the election is made. Salary deferred pursuant to this Section 3.2 shall be credited to the Executive’s Deferred Account (or, if none, to a new such account established in the Executive’s name) as of each payroll period of the calendar year to which it pertains. The amount of Salary that is deferred pursuant to this Deferred Salary Election will reduce the Executive’s Salary proportionately throughout the year or, in the case of the first Plan year or a new or newly eligible Executive, throughout the portion of the year to which the Deferred Salary Election is applicable.
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(d)A Deferral Election with respect to Bonus or Long Term Incentives to be paid in a particular calendar year must be made on or before the August 31 preceding the commencement of such calendar year and, once made, cannot be changed or revoked. Bonus and Long Term Incentives deferred pursuant to this Section 3.2 shall be credited to the Executive’s Deferred Account (or, if none, to a new such account established in the Executive’s name) as of the date on which it otherwise would have been paid.
(e)Deferral Period. An Executive who makes a Deferral Election with respect to Salary, Bonus and/or Long Term Incentives shall, at the time of such election, submit a Deferral Period Election that indicates when payments of such deferred Salary, Bonus and/or Long Term Incentives and any Investment Return credited thereon pursuant to Section 3.5 shall commence. Such Deferral Period Election shall be: (i) January 15, 2011, January 15, 2016, or such other dates falling in five year increments from January 15, 2011, or January 15, 2016, as allowed by the Plan Administrator, or (ii) the Executive’s Qualified Retirement. If no Deferral Period Election is made, the Deferral Period Election shall be deemed to be Qualified Retirement. Except as otherwise provided in Section 3.4(b), such election shall not be changed or revoked.
(f)Form of Distribution. An Executive who makes a Deferral Election with respect to Salary, Bonus, and/or Long Term Incentives shall, at the time of such election, submit a Form of Distribution Election that indicates the period and frequency of payments. Such Form of Distribution Election shall be (i) a lump sum payment, (ii) in five approximately equal annual installments, or (iii) in ten approximately equal annual installments. A separate Form of Distribution Election may be made with respect to each Deferral Period Election as provided under Section 3.2(e), provided, however, that if no Form of Distribution Election is made, such election shall be deemed to be lump sum. Except as otherwise provided in Section 3.4(a), such Form of Distribution Election shall not be changed or revoked.

(g)Investment Return Options. An Executive who makes a Deferral Election with respect to Salary, Bonus and/or Long Term Incentive shall, at the time of such election, submit Investment Return Option Elections indicating the Investment Return Options to be used to determine the Investment Return to be credited to his or her Deferred Account as provided under Section 3.5. Separate Investment Return Option Elections may be made with respect to each Deferral Period Election as provided under Section 3.2(e), provided that each Investment Return Option allocated in such election must be in increments of 1%. If no Investment Return Election is made, the Investment Return credited will be based on the return earned by the money market or equivalent fund within the Investment Return Options selected by the Investment Committee, as determined by the Plan Administrator. Except as provided in Section 3.5(b), such Investment Return Option Elections shall not be changed or revoked.
3.3Non-Elective Deferral
(a)The Benefits Committee may, in its sole discretion award to a Participant Non-Elective Deferral Amounts. Except as otherwise provided in this Plan or a written agreement between the Company and the Participant any such award shall be subject to the terms and conditions as amounts credited to a Participant’s Deferred Account pursuant to a Deferral Election.
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3.4Change-of-Form Elections and Additional Deferral Elections
(a)Any Participant who has made a Deferral Election may make an additional election to change the Form of Distribution. Any such Change-of-Form Election(s) is permitted with respect to the portion of the balance in a Deferred Account that shares the same Deferral Period Election under Section 3.1(e) or 3.2(e). The Form of Distribution may be changed to one of the three acceptable forms of distributions under Section 3.1(f) or 3.2(f). No such Change-of-Form Election will be effective with respect to any such balance in any Participant’s Deferred Account unless made six months or more before the date, as elected under Section 3.1(e) or 3.2(e), to which the portion of the Deferred Account is to be deferred (determined without regard to the date the balance in the Deferred Account is actually distributed pursuant to Section 3.6) and subject to the requirements of Section 3.7(f).
(b)Any Participant who has made a Deferral Period Election may make an additional election to change the initial starting date for distributions of the balance in his or her Deferred Account. Separate Additional Deferral Elections may be made with respect to each portion of the balance in a Deferred Account that is attributable to Deferral Elections with the same elected Deferral Period and Form of Distribution. The Additional Deferral Election(s) may change the initial starting date for distributions to any of the Deferral Period options as provided under Section 3.1(e) or 3.2(e); provided, however, that only one such Additional Deferral Election may be made with respect to any such balance in any Deferred Account and further provided, however, that no such Additional Deferral Election shall be effective with respect to any such balance in any Participant’s Deferred Account unless made six months or more before the date, as elected under Section 3.1(e) or 3.2(e), to which the portion of the Deferred Account is to be deferred (determined without regard to the date the balance in the Deferred Account is actually distributed pursuant to Section 3.6) and subject to the requirements of Section 3.7(f), and further provided, however, that an Additional Deferral Election to change the initial starting date to a date specified in Section 3.1(e)(i) or 3.2(e)(i) may only be made if such specified date is at least three years after the date that such Additional Deferral Election is made.
3.5Investment Return on Deferred Accounts and Change-of-Investment Return Election
(a)The Plan Administrator shall credit the entire balance in each Participant’s Deferred Account during the year with an Investment Return, in accordance with the Participant’s Investment Return Option Elections pursuant to Section 3.1(g) or 3.2(g) hereunder. Such balance shall include all Investment Returns credited to the Deferred Account in previous years.
(b)Participants will be entitled to change the Investment Return to be applied to his or her Deferral Account. Separate reallocations may be made with respect to balances attributable to Deferral Elections with the same Deferral Period and same Form of Distribution Election, provided, however, that no more than twelve (12) changes may be made in any calendar year. Such Change-of-Investment Return Elections shall be made on a written or electronic form to be prescribed and furnished by, or in a manner established by, the Plan Administrator. Change-of-Investment Return Elections will be effective on a prospective basis only as soon as practicable after the Change-of-Investment Return Election is made.
(c)Within 60 days following the end of each calendar quarter, the Plan Administrator shall furnish each Participant with a statement of account which
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shall set forth the balance in the individual’s Deferred Account as of the end of such calendar year, inclusive of cumulative Investment Return.
3.6Distributions and Cessation of Deferrals
(a)Upon occurrence of an event specified in the Participant’s Deferral Period Election, as modified by any applicable subsequent Additional Deferral Election, or, in the event no Deferral Period Election is made, upon the date prescribed in Section 3.1(e) or 3.2(e), the amount of a Participant’s Deferred Account shall be paid or begin to be paid in cash to the Participant or beneficiary, as applicable. Such payment(s) shall be from the general assets of the Company or, in the case of an employee of an Affiliated Employer, from the general assets of the Company or the Affiliated Employer.
(b)Unless other arrangements are specified by the Plan Administrator on a uniform and nondiscriminatory basis, deferred amounts shall be paid at the time and in the form elected by the Participant under Section 3.1 and 3.2 and modified by any applicable subsequent Change-of-Form Elections under Section 3.4, or, in the event no Form of Distribution Election is made, in the form prescribed in Section 3.1(f) or Section 3.2(f), provided, however, that (i) in the event of an Executive Participant’s termination of employment for any reason other than Qualified Retirement on or after January 1, 2003, including his or her death, or in the event of a Director Participant’s death, the Participant’s entire Deferred Account balance shall be valued and distributed in a lump sum as soon as practicable, notwithstanding the Participant’s Form of Distribution Elections then in effect; (ii) annual installment payments (five or ten, as the case may be) shall be valued and distributed on or about January 15, the first annual installment of which shall postdate the effective date of the event that triggers the commencement of distribution; and (iii) in the event that the present value of a Participant’s remaining annual installments is less than $10,000, the entire remaining balance shall be paid in the form of a lump sum.
(c)In case of an unforeseeable emergency, a Participant may request the Plan Administrator, on a form to be provided by the Plan Administrator, that payment be made earlier than the date to which it was deferred or that there be a cessation of deferrals under the Plan.
For purposes of this Section 3.6(c), an “unforeseeable emergency” shall be limited to a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made and a cessation of deferral may not occur to the extent that such hardship is or may be relieved: (i) through reimbursement or compensation by available insurance or otherwise or (ii) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. Moreover, payment of a deferred amount may not be made ahead of the date to which the amount was deferred to the extent that such hardship is or may be relieved by cessation of deferrals under the Plan.
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The Plan Administrator shall consider any requests for payment on the basis of an unforeseeable emergency under this Section 3.6(c) on a uniform and nondiscriminatory basis and in accordance with the standards of interpretation described in section 457 of the Code and the regulations thereunder. In the event there is a payment or a cessation of deferrals under this Section 3.6(c) on the basis of an unforeseeable emergency, the Participant shall be ineligible to make further Deferral Elections for one year from the date of the Plan Administrator action approving the payment or cessation of deferral.
In the event a Participant requests payment from his account earlier than the date to which it was deferred, and it is determined by the Plan Administrator that there is no unforeseeable emergency as defined in this Section 3.6(c), the Participant may nonetheless receive from his account the payment, reduced by a penalty equal to ten percent of the amount that is requested in advance of the date to which it was deferred, which penalty shall be irrevocably forfeited by the Participant.
(d)    In the event a Participant becomes disabled and receives benefits under an Employer-provided long-term disability plan, previously elected deferrals will cease. The cessation of deferrals will continue during the entire period the Participant receives benefits under the long-term disability plan. Distributions will be made as scheduled and as provided under Section 3.6(b) unless an election is made under Section 3.4(a) to change the Form of Distribution or under Section 3.4(b) to change the Deferral Period, or a request is made under Section 3.6(c) to receive payment as a consequence of an unforeseeable emergency.
(e)    The Company or Employer shall deduct from all payments under the Plan federal, state and local income and employment taxes, as required by applicable law. Amounts deferred will be taken into account for purposes of any tax or withholding obligation under the Federal Insurance Contributions Act and Federal Unemployment Tax Act, not in the year distributed, but at the later of the year the services are performed or the year in which the rights to the amounts are no longer subject to a substantial risk of forfeiture, as required by sections 3121(v) and 3306(r) of the Code and the regulations thereunder. Amounts required to be withheld pursuant to sections 3121(v) and 3306(r) shall be withheld out of other current wages paid by the Employer.
3.7General Provisions
(a)Neither the Company nor any Committee shall make provision for the funding of any Deferred Accounts payable hereunder that (i) would cause the Plan to be a funded plan for purposes of section 404(a)(5) of the Code or for purposes of Title I of ERISA, or (ii) would cause the Plan to be other than an “unfunded and unsecured promise to pay money or other property in the future” under Treasury Regulations § 1.83-3(e); and, except in the case of a Change in Control, as defined in Section 1.7 above, the Company shall have no obligation to make any arrangement for the accumulation of funds to pay any amounts under this Plan. Subject to the restrictions of this paragraph and in Section 3.7(c), the Company, in its sole discretion, may establish one or more grantor trusts described in Treasury Regulations § 1.677(a)-1(d) to accumulate funds to pay amounts under this Plan, provided that the assets of such trust(s)
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accumulated to pay amounts to Company employees shall be required to be used to satisfy the claims of the Company’s general creditors in the event of the Company’s bankruptcy or insolvency and the assets of such trusts(s) accumulated to pay amounts to employees of an Affiliated Employer shall be required to be used to satisfy the claims of the Company’s and the Affiliated Employer’s general creditors in the event of the Affiliated Employer’s bankruptcy or insolvency. In the case of a Change in Control, the Company shall, subject to the restrictions in this paragraph and in Section 3.7(c), irrevocably set aside funds in one or more such grantor trusts in an amount that is sufficient to pay each Participant (or beneficiary) the net present value as of the date on which the Change in Control occurred, of the benefits to which Participants (or their beneficiaries) who have Deferred Accounts under the Plan would be entitled pursuant to the terms of the Plan.
(b)In the event that the Company shall decide to establish an advance accrual reserve on its books against the future expense of payments from any Deferred Account, such reserve shall not under any circumstances be deemed to be an asset of this Plan but, at all times, shall remain a part of the general assets of the Company and/or the Affiliated Employer, subject to claims of the Company’s and/or the Affiliated Employer’s creditors.
(c)A person entitled to any amount under this Plan as an Employee of the Company shall be a general unsecured creditor of the Company with respect to such amount. A person entitled to any amount under this Plan as an Employee of an Affiliated Employer shall be a general unsecured creditor of the Company and the Affiliated Employer with respect to such amount. Furthermore, a person entitled to a payment or distribution with respect to a Deferred Account shall have a claim upon the Company and/or Affiliated Employer only to the extent of the balance in his or her Deferred Account.
(d)The Participant’s beneficiary under this Plan with respect to the balance in his or her Deferred Account shall be the person designated to receive benefits on account of the Participant’s death on a form provided by the Plan Administrator.
(e)All commissions, fees and expenses that may be incurred in operating the Plan and any related trust(s) established in accordance with Section 3.7(a) will be paid by the Company.
(f)Notwithstanding any other provision of this Plan, elections under Sections 3.1 and 3.2 of this Plan may only be made by Participants while they serve as Directors of the Company or Executives of an Employer. After Termination from Service, a Participant shall be permitted to make elections under Section 3.4 of the Plan to the extent allowed under rules established under the Plan by the Plan Administrator, and shall be entitled to make Investment Return Elections under Section 3.5.
3.8Non-Assignability
Participants, their legal representatives and their beneficiaries shall have no right to anticipate, alienate, sell, assign, transfer, pledge or encumber their interests in the Plan, nor shall such interests be subject to attachment, garnishment, levy or execution by or on behalf of creditors of the Participants or of their beneficiaries.
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Article 4
CLAIMS
4.1Claims Procedure
If any Participant or his or her beneficiary has a claim for benefits which is not being paid, such claimant may file with the Plan Administrator a written claim setting forth the amount and nature of the claim, supporting facts, and the claimant’s address. The Plan Administrator shall notify each claimant of its decision in writing by registered or certified mail within sixty (60) days after its receipt of a claim or, under special circumstances, within ninety (90) days after its receipt of a claim. If a claim is denied, the written notice of denial shall set forth the reasons for such denial, refer to pertinent Plan provisions on which the denial is based, describe any additional material or information necessary for the claimant to realize the claim, and explain the claims review procedure under the Plan.
4.2Claims Review Procedure
A claimant whose claim has been denied, or such claimant’s duly authorized representative, may file, within sixty (60) days after notice of such denial is received by the claimant, a written request for review of such claim by the Administrative Committee. If a request is so filed, the Administrative Committee shall review the claim and notify the claimant in writing of its decision within sixty (60) days after receipt of such request. In special circumstances, the Administrative Commitee may extend for up to sixty (60) additional days the deadline for its decision. The notice of the final decision of the Administrative Committee shall include the reasons for its decision and specific references to the Plan provisions on which the decision is based. The decision of the Administrative Committee shall be final and binding on all parties.
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Article 5
ADMINISTRATION
5.1Plan Administration
(a)Administration of the Plan shall be allocated among the Benefits Committee, the Administrative Committee, the Investment Committee, the Plan Administrator, and their respective delegates, agents, and appointees, as provided in this Article 5.
(b)The Benefits Committee shall have responsibility for general oversight of the Plan and specifically shall have (i) the power to appoint the member of each Committee under the Plan, (ii) oversight of the performance of the other Committees under the Plan and their delegates, and (iii) authority to make decisions regarding material Plan design and benefits issues. The Benefits Committee shall have the power and duty to take all actions and to make all decisions necessary or proper to carry out its responsibilities under the Plan. All determination of the Benefits Committee as to any questions involving the responsibilities under the Plan, including without limitation interpretation of the Plan, or as to any discretionary items to be taken under the Plan, shall be solely at the discretion of the Benefits Committee and shall be final. The Benefits Committee shall have the same membership, as does the Savings Plan Benefits Committee under Article X of the Savings Plan.
(c)The Administrative Committee shall have responsibility for (i) designating eligibility to participate in the Plan, (ii) reviewing, and the power and duty to review, an adverse claim determination by the Plan Administrator under Article 4, and (iii) performing such other functions designated by the Benefits Committee. It shall have the responsibility to construe and interpret the Plan, and investigate and make factual and other determinations as shall be necessary or advisable in connection with its functions. The Administrative Committee shall have the power and duty to take all actions and to make all decisions necessary to or proper to carry out its responsibility, powers, and duty under the Plan. Determinations of the Administrative Committee within its responsibility shall be at the discretion of the Administrative Committee and shall be final, conclusive, and binding on the Company, and Employer, and all persons claiming to have any right or interest under the Plan. Unless expressly otherwise determined by the Benefits Committee, the Administrative Committee shall be comprised of the Executive Vice President, Total Rewards.
(d)The Investment Committee shall have the responsibility for selecting the investment funds and indices, or other crediting rates, available for purposes of determining Investment Return on amounts credited to a Participant’s Deferred Account, including evaluating the performance of and terminating use of such fund, indices, and crediting rates. The Investment Committee shall have the power and duty to take all actions and to make all decisions necessary or proper to carry out its responsibilities under the Plan. Determinations of the Investment Committee within its responsibility shall be at the discretion of the Investment Committee and shall be final, conclusive, and binding on the Company, and Employer, and all persons claiming to have any right or interest under the Plan. Unless expressly otherwise determined by the Benefits Committee, the composition of the Investment Committee shall be the same as that of the Investment Committee (U.S.) under the Savings Plan.
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(e)The Plan Administrator shall have authority with respect to day-to-day operation and administration of the Plan, including the authority to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan. The decisions, actions and records of the Plan Administrator within its responsibility shall be conclusive and binding upon the Company, an Employer, and all persons having or claiming to have any right or interest in or under the Plan, unless otherwise provided herein. Unless expressly otherwise determined by the Benefits Committee, the Plan Administrator shall be the Vice President, Executive Compensation.
(f)Each Committee may delegate to such officers, employees or departments of the Company such authority, duties, and responsibilities of the Committee as it, in its sole discretion, considers necessary or appropriate for the proper and efficient operation of the Plan.
(g)No member of a Committee shall be directly or indirectly responsible or otherwise liable for any action taken or any failure to take action as a member of the Committee, except for such action, default, exercise or failure to exercise resulting from such member’s gross negligence or willful misconduct. No member of a Committee shall be liable in any way for the acts or defaults of any other member of the Committee, or any of its advisors, agents or representatives.
(h)The Company shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of his or her own activities relating to the Committee, except for expenses and liabilities arising out of a member’s gross negligence or willful misconduct.
(i)The Company shall furnish to each Committee all information the Committee may deem appropriate for the exercise of its powers and duties in the administration of the Plan. The Committee shall be entitled to rely on any information provided by the Company without any investigation thereof.
(j)No member of a Committee may act, vote or otherwise influence a decision of such Committee relating to issues specific to his or her benefits, if any, under the Plan, but such decisions shall instead be made by the other members of the Committee, if any, or if there are no such other members of the Committee, then to the Committee that would have the authority to review decisions of the Committee, or oversee the performance of the Committee, of which the individual is a member.
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Article 6
AMENDMENT, TERMINATION AND EFFECTIVE DATE
6.1Amendment of the Plan
Subject to the provisions of Sections 6.2 and 6.3, the Plan may be wholly or partially amended or otherwise modified at any time by written action of the Plan Administrator.
6.2Material Amendment and Termination of the Plan
Subject to the provisions of Section 6.3, the Plan may be materially amended or terminated by written action of the Benefits Committee at any time and in its sole discretion. On termination of the Plan, the Benefits Committee may (but shall not be required to) immediately pay out all benefits under the Plan.
6.3No Impairment of Benefits
Notwithstanding the provisions of Sections 6.1 and 6.2, no amendment to or termination of the Plan shall impair any rights to benefits which theretofore accrued hereunder. An immediate payout of all Plan benefits on termination of the Plan, pursuant to Section 6.2, shall not, however, constitute an impairment of any rights or benefits.
6.4Effective Date
The Plan is effective as of September 30, 1998. Unless otherwise stated, amendments to the Plan are effective on approval by whosoever is authorized to take the action under this Section 6. The first amendments to the Plan are effective January 1, 2000. The second amended and restated plan is effective August 1, 2000. The Plan’s application to grants under the Company’s Executive Incentive Plan is effective beginning with the grant of Long Term Incentives for the 1999-2001 Performance Period. The amendments approved in June 2003 shall be effective as of January 1, 2003.

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APPENDIX A
EMPLOYERS

Mastercard International, Inc.
Mastercard International, LLC

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